Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I (“VC I”)

Mid Cap Strategic Growth Fund (the “Fund”)

Supplement dated May 8, 2017, to the Fund’s Summary Prospectus dated October 1, 2016, as supplemented and amended to date

Janus Capital Management, LLC (“Janus”) currently serves as subadviser to the Fund. On or about May 30, 2017 (the “Effective Date”), Janus Capital Group, Inc. (“JCGI”), the ultimate parent entity of Janus, is expected to merge with Henderson Group plc (the “Merger”). As a result of the Merger, a newly formed entity, Janus Henderson Global Investors plc, will become the ultimate parent entity of Janus.

The change in control of Janus resulting from the Merger will constitute an “assignment” of the subadvisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Janus with respect to the Fund (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, VALIC is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on April 24-25, 2017, the Board of Directors of VC I approved a new subadvisory agreement between VALIC and Janus with respect to the Fund (the “New Subadvisory Agreement”), which will become effective on the Effective Date. Janus does not anticipate any change to the portfolio management team or other key personnel that provide services to the Fund as a result of the Merger. The level and scope of services to be rendered by Janus and the fees payable by VALIC to Janus under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on May 31, 2017 will receive a notice that explains how to access an Information Statement, which will include more information about the Merger and the New Subadvisory Agreement.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.